                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) DECEMBER 30, 2004
                                                        -----------------
                              --------------------

                            WEBFINANCIAL CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

         DELAWARE                      0-631                    56-2043000
          --------                     -----                    ----------
(State or other jurisdiction        (Commission              (IRS Employer
     of incorporation)              File Number)            Identification No.)

               590 MADISON AVENUE, 32ND FLOOR, NEW YORK, NY 10022
               --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (212) 758-3232
                                                           --------------

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     / / Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     / / Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     / / Pre-commencement  communications  pursuant to Rule  14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     / / Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02.  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

     On February 20, 2004,  WebBank,  a wholly owned  subsidiary of WebFinancial
Corporation  (the  "Company"),  gave  notice of  termination  of an Amended  and
Restated  Servicing  Agreement  dated as of February  21, 2002  effective  as of
January 10, 2002, as amended (the "Servicing  Agreement"),  with Rockland Credit
Finance LLC ("Rockland") pursuant to which Rockland provided accounts receivable factoring  services to WebBank.  The notice of termination was given as a result of discussions with federal and state regulators regarding WebBank's operations.
On March 1, 2004, Rockland  acknowledged  receipt of the termination notice and, under the terms of the Servicing Agreement, gave notice to WebBank that it would exercise its option to purchase the  existing  portfolio of accounts  receivable from WebBank at book value on May 12, 2004. On May 6, 2004, WebBank and Rockland agreed to extend the termination date of the Servicing Agreement to December 31,
2004 and to extend the option  period to purchase  the  portfolio  to a mutually agreeable  date no earlier  than July 31,  2004 and no later than  December  31,
2004.  On December  30,  2004,  Rockland  exercised  its option to purchase  the existing portfolio of accounts  receivable from WebBank, as further discussed in
Item 2.01 below, and the Servicing Agreement was effectively  terminated on such date. John Fox, the owner of Rockland, is a former employee of WebBank.

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

     On December  30,  2004,  Rockland  exercised  its option to  purchase  from
WebBank a portfolio of accounts  receivable (the  "Receivables") from WebBank in connection with the termination of the Servicing  Agreement  between WebBank and
Rockland as further discussed in Item 1.02 above. The Receivables were purchased at  book  value  from  WebBank  pursuant  to that  certain  Asset  Purchase  and
Assignment and Assumption  Agreement,  a copy of which is attached as an exhibit hereto and incorporated herein by reference,  for an aggregate purchase price of
$5,791,395.41, subject to certain specified adjustments.  Specifically, Rockland purchased specified factoring accounts held by WebBank,  all of WebBank's right, title and  interest  under  specified  factoring  agreements  and  participation agreements and other agreements,  arrangements,  commitments and  understandings related  thereto or to the  Receivables,  all of which were  acquired by WebBank pursuant to the Servicing Agreement (the "Contracts"). Rockland also assumed and agreed to pay and perform all  obligations  of WebBank  under the  Contracts and otherwise in respect of the  purchased  assets  arising on and after the closing date. John Fox, the owner of Rockland, is a former employee of WebBank.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Businesses Acquired.

          Not Applicable

     (b)  Pro Forma Financial Information.

          Basis of Presentation

               The  following   unaudited  pro  forma   condensed   consolidated
          financial  statements  reflect  the  sale of the  Receivables  and the termination  of the  Servicing  Agreement.  These  unaudited pro forma condensed  consolidated  financial statements have been prepared from, and should be read in conjunction  with,  the historical  consolidated financial  statements  and  notes  thereto  of the  Company  which are included in the Company's  Annual Report on Form 10-KSB/A for the year ended  December  31,  2003 and  Quarterly  Report on Form 10-QSB as of
          September 30, 2004 and for the nine months ended September 30, 2004.

               The unaudited pro forma information is presented for illustrative purposes  only  and is not  necessarily  indicative  of the  operating results or financial  position  that would have  occurred had the sale been  consummated  at  the  dates  indicated,  nor  is it  necessarily indicative of future  operating  results or financial  position of the
          Company.

               The  unaudited  pro forma  condensed  consolidated  statements of income give effect to the sale of Receivables  and  termination of the
          Servicing  Agreement as if they had  occurred at the  beginning of the periods  presented.  The  unaudited pro forma  condensed  consolidated balance sheet gives effect to the sale of Receivables  and termination of the  Servicing  Agreement as if they occurred on September 30, 2004 and the  proceeds  were used to  redeem  outstanding  certificates  of deposit, which will mature within six months of the sale date.

                                                    WebFinancial Corporation and Subsidiaries
                                        Pro Forma Condensed Consolidated Statement of Income (Unaudited)
                                                      For the Year Ended December 31, 2003
                                                 (Amounts in thousands except per share amounts)

                                                                                       Accounts
                                                                    WebFinancial      Receivable
                                                                    Corporation       Factoring (1)     Adjustments      Pro Forma
                                                                    -----------       -------------     -----------     -----------

Interest income
  Loans, including fees                                             $     858         $       -       $      -          $      858
  Purchased receivables
     Accounts receivable factoring                                      3,200             2,697              -  (2)            503
     Other                                                                 32                 -              -                  32
  Interest bearing deposits in other banks                                 17                 -              -                  17
  Federal funds sold                                                       42                10              -                  32
  Investment securities                                                    84                 -              -                  84
                                                                    -----------------------------------------------     -----------
     Total interest income                                              4,233             2,707              -               1,526

Interest expense                                                          336               141              -                 195
                                                                    -----------------------------------------------     -----------
        Net interest income before provision (credit) for
        credit losses                                                   3,897             2,566              -               1,331

Provision (credit) for credit losses                                      394               629              -                (235)
                                                                    -----------------------------------------------     -----------
        Net interest income after provision (credit)for
        credit losses                                                   3,503             1,937              -               1,566

Noninterest income
  Gain on sale of assets                                                  811                 -              -                 811
  Fee income                                                              494                 -              -                 494
  Accounts receivable factoring servicing revenue                          20                20              -                   -
  Miscellaneous income, net                                               255                 -              -                 255
                                                                    -----------------------------------------------     -----------
     Total noninterest income                                           1,580                20              -               1,560

Noninterest expenses
  Salaries, wages, and benefits                                           996               147              -                 849
  Professional and legal fees                                             441                 -              -                 441
  Accounts receivables factoring mangement and broker fees                867               840              -  (2)             27
  Other management fees - related party                                   310                 -              -                 310
  Loss on impairment of securities available for sale                     334                 -              -                 334
  Other general and administrative                                        675                 3              -                 672
                                                                    -----------------------------------------------     -----------
     Total noninterest expenses                                         3,623               990              -               2,633
                                                                    -----------------------------------------------     -----------
        Operating income                                                1,460               967              -                 493

Income tax provision (benefit)                                           (756)                -            338  (3)           (418)
                                                                    -----------------------------------------------     -----------
  Income (loss) before minority interest                                2,216               967           (338)                911

Income (expense) attributable to minority interest                        107                 -            (45) (4)             62
                                                                    -----------------------------------------------     -----------
  Net income (loss)                                                $    2,109         $     967       $   (293)         $      849
                                                                    ===============================================     ===========

Net income (loss) per common share:
  Basic                                                            $     0.48                                           $      0.19
  Diluted                                                          $     0.48                                           $      0.19

Weighted average number of common shares:
  Basic                                                             4,366,866                                              4,366,866
  Diluted                                                           4,368,165                                              4,368,165

                                            WebFinancial Corporation and Subsidiaries
                                Pro Forma Condensed Consolidated Statement of Income (Unaudited)
                                          For the Nine Months Ended September 30, 2004
                                         (Amounts in thousands except per share amounts)

                                                                                 Accounts
                                                               WebFinancial     Receivable
                                                               Corporation      Factoring (1)    Adjustments     Pro Forma
                                                               -----------      ------------     ------------    -----------
Interest income
     Loans, including fees                                     $       645          $     -      $     -         $       645
     Purchased receivables
        Accounts receivable factoring                                1,897            1,866            -  (2)             31
        Other                                                           12                -            -                  12
     Interest bearing deposits in other banks                           26                             -                  26
     Federal funds sold                                                 10                6            -                   4
     Investment securities                                              72                -            -                  72
                                                               ----------------------------------------------    ------------
        Total interest income                                        2,662            1,872            -                 790

Interest expense                                                       193              112            -                  81
                                                               ----------------------------------------------    ------------
            Net interest income before provision (credit) for
            credit losses                                            2,469            1,760            -                 709

Provision (credit) for credit losses                                 1,001            1,295            -                (294)
                                                               ----------------------------------------------    ------------
            Net interest income after provision (credit) for
            credit losses                                            1,468              465            -               1,003

Noninterest income
     Gain on sale of assets                                             15                -            -                  15
     Fee income                                                        203                -            -                 203
     Accounts receivable factoring servicing revenue                   431              431            -                   -
     Miscellaneous income, net                                         184                -            -                 184
                                                               ----------------------------------------------    ------------
        Total noninterest income                                       833              431            -                 402

Noninterest expenses
     Salaries, wages, and benefits                                     557               28            -                 529
     Professional and legal fees                                       390                -            -                 390
     Accounts receivables factoring mangement and broker fees          691              681            -  (2)             10
     Other management fees - related party                             225                -            -                 225
     Loss on impairment of securities available for sale                 -                -            -                   -
     Other general and administrative                                  551               10            -                 541
                                                               ----------------------------------------------    ------------
        Total noninterest expenses                                   2,414              719            -               1,695
                                                               ----------------------------------------------    ------------
            Operating income (loss)                                   (113)             177            -                (290)

Income taxes                                                            75                -           62  (3)            137
                                                               ----------------------------------------------    ------------
     Income (loss) before minority interest                           (188)             177          (62)               (427)

Income (expense) attributable to minority interest                       3                -           (8) (4)             (5)
                                                               ----------------------------------------------    ------------
     Net income (loss)                                         $      (191)         $   177      $   (54)        $      (422)
                                                               ==============================================    ============

Net income (loss) per common share:
     Basic                                                     $     (0.04)                                      $     (0.08)
     Diluted                                                   $     (0.04)                                      $     (0.08)

Weighted average number of common shares:
     Basic                                                       5,054,687                                         5,054,687
     Diluted                                                     5,054,687                                         5,054,687

                                                WebFinancial Corporation and Subsidiaries
                              Pro Forma Condensed Consolidated Statement of Financial Condition (Unaudited)
                                                        As of September 30, 2004
                                             (Amounts in thousands except per share amounts)

                                                                                Accounts
                                                            WebFinancial       Receivable
                                                            Corporation        Factoring (5)       Adjustments        Pro Forma
                                                            -----------        -------------       -----------        ---------

    ASSETS

Cash and due from banks                                     $        4         $          -        $         -        $       4
Interest bearing deposits in other banks                        11,928                  617                  -           11,311
Fed funds sold                                                       -                    -                  -                -
                                                            --------------------------------------------------        ----------
      Total cash and cash equivalents                           11,932                  617                  -           11,315

Investment securities
      Held-to-maturity (estimated fair value $47)                   46                    -                  -               46
      Available-for-sale                                         1,658                    -                  -            1,658
                                                            --------------------------------------------------        ----------
           Total investment securities                           1,704                    -                  -            1,704

Loans, net                                                       9,047                    -                  -            9,047
Purchased receivables                                                                                                         -
      Accounts receivable factoring                              7,894                7,894                  -                -
      Other                                                         99                    -                  -               99
Allowance for credit losses                                     (1,716)                (849)                 -             (867)
                                                            --------------------------------------------------        ----------
           Total loans, net                                     15,324                7,045                  -            8,279

Foreclosed assets                                                  175                    -                  -              175
Premises and equipment, net                                         24                    -                  -               24
Accrued interest receivable                                        283                  202                  -               81
Goodwill, net                                                    1,380                    -                  -            1,380
Deferred tax assets                                                715                    -                  -              715
Other assets, net                                                2,150                  140                  -            2,010
                                                            --------------------------------------------------        ----------
                Total assets                                $   33,687         $      8,004        $         -        $  25,683
                                                            ==================================================        ==========
      LIABILITIES AND STOCKHOLDERS' EQUITY

Deposits
      Non interest-bearing demand                           $      202         $        202        $         -        $       -
      NOW/MMA accounts                                              31                   31                  -                -
      Certificates of deposit                                    8,991                6,248                  - (6)        2,743
                                                            --------------------------------------------------        ----------
           Total deposits                                        9,224                6,481                  -            2,743

Other borrowings                                                   259                  259                  -                -
Other liabilities                                                  472                  115                  -              357
                                                            --------------------------------------------------        ----------
           Total liabilities before minority interest            9,955                6,855                  -            3,100

Minority interest                                                  466                    -                  -              466

Commitments and contingencies                                        -                    -                  -                -

Stockholders' equity
      Preferred stock 10,000,000 shares authorized,
      none issued                                                    -                    -                  -                -
      Common stock, 50,000,000 shares authorized,
      $ .001 par value, 8,733,732 shares issued
      and outstanding                                                9                    -                  -                9
      Additional paid-in-capital                                47,641                    -                  -           47,641
      Accumulated deficit                                      (24,630)               1,149                  -          (25,779)
      Accumulated other comprehensive income                       246                    -                  -              246
                                                            --------------------------------------------------        ----------
           Total stockholders' equity                           23,266                1,149                  -           22,117
                                                            --------------------------------------------------        ----------
                Total liabilities and stockholders' equity  $   33,687         $      8,004        $         -        $  25,683
                                                            ==================================================        ==========

                    WebFinancial Corporation and Subsidiaries
   Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)
           (All numbers except shares and per share data in thousands)

1. Eliminates the results of operations related to the Servicing Agreement as if the Receivables had been sold and the Servicing Agreement had been terminated as of the beginning of the period presented.

2. Some interest income and management  and  broker fee expenses  from  accounts receivable  factoring  remain  because of a) income and expense  from another accounts  receivable  factoring  arrangement  that was terminated in February
   2004 and b) income from a participation in accounts  receivable  factoring by
   WebFinancial Corporation.

3. Reflects  the  income tax  effect of the pro forma  eliminations  at the U.S.
   federal statuatory rate of 35%.

4. Reflects  the  change  to  minority  interest  as a result  of the pro  forma eliminations.

5. Eliminates the net assets related to the Rockland  Servicing  Agreement as if the Receivables had been sold and the Servicing Agreement had been terminated as of the balance sheet date.

6. Assumes  that  the  proceeds  of the  sale  are  used to  redeem  outstanding certificates  of  deposit,  which will  mature  within six months of the sale date.

     (c)  Exhibits.

     10.1 Asset Purchase and Assignment and Assumption  Agreement by and between
          WebBank and Rockland Credit Finance LLC dated as of December 30, 2004.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                            WEBFINANCIAL CORPORATION
                                                   (Registrant)

Date:  January 6, 2005
                                            By:/s/ Glen M. Kassan
                                               ---------------------------------
                                               Name:  Glen M. Kassan
                                               Title: Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NO.      DESCRIPTION
-----------      -----------

10.1             Asset Purchase and Assignment and  Assumption  Agreement by and
                 between WebBank and Rockland Credit  Finance  LLC  dated  as of
                 December 30, 2004.